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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 21, 2012 (May 20, 2012)

AMC ENTERTAINMENT INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8747	43-1304369
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

920 Main Street, Kansas City, Missouri 64105
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (816) 221-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 20, 2012, AMC Entertainment Holdings, Inc. (“Holdings”), the direct parent of AMC Entertainment Inc. (the “Company”) and Dalian Wanda Group Co., Ltd. (“Wanda”), a leading Chinese private conglomerate and China’s largest investor in cultural and entertainment activities, announced that they have signed an agreement pursuant to which Wanda will acquire all of the outstanding capital stock of Holdings.  Upon the closing, Holdings and the Company will become wholly owned subsidiaries of Wanda.  The press release related to the proposed acquisition is attached as Exhibit 99.1, and is incorporated herein by reference.

The transaction, which is subject to government approval in China and the United States, is valued at approximately $2.6 billion, including $277.6 million of cash on hand at Holdings, which includes $272.3 million of cash on hand at the Company.  The consummation of the transaction is subject to customary closing conditions and the receipt of regulatory approvals.

The proposed acquisition will constitute a change of control under the Company’s senior secured credit facility and under the indentures governing the Company’s outstanding debt securities.  The Company will be required to either seek an amendment to the senior secured credit facility to permit the change of control or to repay all amounts outstanding thereunder.  In addition, upon completion of the proposed acquisition, the Company will be required to make a "change of control offer" in respect of each series of debt securities outstanding or seek a waiver of the requirement. Wanda has provided to AMC financing commitments to fully finance the transaction.  None of Holdings, the Company or their subsidiaries will be obligors on any of the committed Wanda indebtedness.

The Company is furnishing the information in this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being filed herewith (furnished solely for purposes of Item 7.01 of this Form 8-K):

Exhibit No.	Description
99.1	AMC Entertainment Inc. Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT INC.

Date: May 21, 2012	By:	/s/ CRAIG R. RAMSEY
Craig R. Ramsey
Executive Vice President and
Chief Financial Officer

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